Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements
Supplemental Cash Flow Information

NOTE 7.  Supplemental Cash Flow Information

(Millions)	2015	2014	2013
Cash income tax payments, net of refunds	$2,331	$1,968	$1,803
Cash interest payments	134	178	169
Capitalized interest	13	15	21

Cash interest payments include interest paid on debt and capital lease balances, including net interest payments/receipts related to accreted debt discounts/premiums, payment of debt issue costs, as well as net interest payments/receipts associated with interest rate swap contracts.

Individual amounts in the Consolidated Statement of Cash Flows exclude the impacts of acquisitions, divestitures and exchange rate impacts, which are presented separately.

Transactions related to investing and financing activities with significant non-cash components are as follows:

•

During the fourth quarter of 2014, 3M sold and leased-back, under a capital lease, certain recently constructed machinery and equipment in return for a municipal bond with the City of Nevada, Missouri valued at approximately $15 million as of the transaction date.

•

During the third quarter of 2013, 3M sold its equity interest in a non-strategic investment in exchange for a note receivable of approximately $24 million, which is considered non-cash investing activity. As a result of this transaction, in the third quarter of 2013, 3M recorded a pre-tax gain of $18 million in its Health Care business segment. In October 2013, cash was received for the note receivable and is reflected in other investing activity in the consolidated statement of cash flows for the year ended December 31, 2013.

•

During the second quarter of 2013, the Company’s Sumitomo 3M Limited subsidiary moved its administrative headquarters to a new leased location and sold the former site under an installment sale arrangement. As a result, at the time of the closing of the sale transaction, the Company received certain cash proceeds (included in proceeds from sale of property, plant and equipment in the consolidated statement of cash flows) and recorded a note receivable (due in quarterly installments through the first quarter of 2016) of $78 million and deferred profit of $49 million (both based on the foreign currency exchange rate at the time of closing). Remaining quarterly installments are due through the first quarter of 2016 and will be included in other investing activities in the consolidated statement of cash flows. Deferred profit is reduced and recognized into income in connection with such quarterly installments.

In addition, as discussed in Note 6, in the fourth quarter of 2014, 3M’s Board of Directors declared a first-quarter 2015 dividend of $1.025 per share (paid in March 2015), which reduced 3M’s stockholders equity and increased other current liabilities as of December 2014 by $648 million. In the fourth quarter of 2013, 3M’s Board of Directors declared a first-quarter 2014 dividend of $0.855 per share (paid in March 2014). This reduced 3M’s stockholders equity and increased other current liabilities as of December 31, 2013 by $567 million.